Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ERHC Energy Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Ali Memon, Chief Executive Officer of the Company, hereby certify, to my knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:  /s/ Ali Memon                              August 8, 2005
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         Ali Memon
         Chief Executive Officer
         (Principal Executive Officer)